UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2015

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 29, 2015, EverBank Financial Corp (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2015, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01. Regulation FD Disclosure
On April 29, 2015, the Company distributed and made available to investors, and posted on its website, the financial tables reflecting its performance for the quarter ended March 31, 2015, attached hereto as Exhibit 99.2.
The information contained in this Item 7.01, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.
Item 8.01. Other Events

On April 29, 2015, the Company announced that it had entered into two separate transactions to sell mortgage servicing rights ("MSR") to Green Tree Servicing LLC ("GTS"), a subsidiary of Walter Investment Management Corp., and to Nationstar Mortgage LLC ("NSM"). The purchase and sale agreement with GTS was entered into on April 27, 2015 and includes the sale of approximately $5.7 billion unpaid principal balance ("UPB") of Ginnie Mae ("GNMA") and early buyout ("EBO") MSR to GTS and the termination of the Company's existing subservicing agreement with GTS. The sale to GTS is subject to GNMA approval. The purchase and sale agreement with NSM was entered into on April 27, 2015 and includes the sale of approximately $6.7 billion UPB of Fannie Mae, Freddie Mac, and investor MSR to NSM. The sale to NSM is subject to Fannie Mae, Freddie Mac, and other investor approvals.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description.

99.1	Press release, dated April 29, 2015, by the Company announcing its financial results for the quarter ended March 31, 2015.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on April 29, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Steven J. Fischer
	Name:	Steven J. Fischer
	Title:	Executive Vice President and Chief Financial Officer

Dated: April 29, 2015

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release, dated April 29, 2015, by the Company announcing its financial results for the quarter ended March 31, 2015.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on April 29, 2015.